Contact:	For more information:
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For Immediate Release

Morgan Stanley China A Share Fund, Inc. Announces the Results of Its Rights Offering

NEW YORK, June 25, 2009—Morgan Stanley China A Share Fund, Inc. (the “Fund”) (NYSE: CAF) is pleased to announce the results of its Rights Offering, which expired on June 19, 2009 (the “Expiration Date”). The Rights Offering was oversubscribed and the Fund exercised its option to increase the size of the Rights Offering by 175,314 shares to honor additional over-subscription requests. Therefore, as of the Expiration Date, stockholders of record as of May 18, 2009, subscribed for 2,866,547 shares of the Fund’s common stock. The subscription price for the shares purchased pursuant to the Rights Offering was determined to be $31.52 per share, which represents 95 percent of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the Expiration Date and the four preceding trading days. The Rights Offering generated approximately $90 million in new assets for the Fund.

Persons seeking further information regarding the Fund’s Rights Offering should contact the Fund’s Information Agent:

GEORGESON INC.

199 Water Street, 26th Floor

New York, NY 10038

Toll free: (800) 509-4953

or

For Banks and Brokers: (212) 440-9800

The Fund’s U.S. investment adviser is Morgan Stanley Investment Management Inc. (“MSIM”), a wholly owned subsidiary of Morgan Stanley. MSIM, together with its investment advisory affiliates, has nearly 1,000 investment professionals around the world and over $356 billion in assets under management or supervision as of March 31, 2009. By leveraging its global ‘community of boutiques’ structure and the strength of Morgan Stanley, MSIM strives to provide outstanding long-term investment performance, service and a comprehensive suite of investment management solutions to a diverse client base, which includes governments, institutions, corporations and individuals worldwide.

Morgan Stanley (NYSE: MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services. The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 36 countries. For further information about Morgan Stanley, please visit www.morganstanley.com.

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This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state.